Disclaimer Statements contained in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Terremark's actual results may differ materially from those set forth in the forward-looking statements due to a number of risks, uncertainties and other factors, as discussed in Terremark's filings with the SEC. These factors include, without limitation, Terremark's ability to obtain funding for its business plans, uncertainty in the demand for Terremark's services or products and Terremark's ability to manage its growth. Terremark does not assume any obligation to update these forward-looking statements.

Highlights Business model at inflection point Clear visibility supported by commercial and federal contracts Multi-Tiered Growth Strategy Geographic Industry Verticals (Public Sector, Healthcare, Financial, etc.) Services (Organic / Partnerships) Sustainable high margins and significant cash flows High operating leverage Significant CapEx completed Model upside from services not space

Corporate Overview Terremark is a provider of "network neutral" Internet infrastructure and managed services. The Company operates four NAP Data Centers in the U.S., Europe, and Latin America. Terremark, headquartered in Miami, Florida, currently has 145 employees and over 10% of them maintain U.S. Federal government security clearances.

What is a NAP? "Internet traffic hub" efficiently interconnects and exchanges internet traffic Analogous to an airport hub; networks/carriers/content providers exchange data and route it to its final destination TWW centers uniquely combine a Network Access Point and best in class Data Center Center Center Center Center Center Center Center Center Center Center Center Center Center Center Center Center Center Center Center Center Center Center

America's Fiber Optic Routes 1. NY City 2. Tokyo 3. London 4. Los Angeles 5. Miami 6. Washington, DC 7. Chicago 8. San Francisco (SV) 9. Hong Kong 10.Frankfurt Based on: Access to Global Cable & Satellite Infrastructure (incl. NAP of the Americas) Teledensity Economic Size & Importance to Region Telecom Markets Sustainability Competitive Infrastructure Quality of Regulation/Liberalization Presence of Multinational Telecom & Investment Political & Economic Risks Rating by "America's Networks" Rating by "America's Networks"

Terremark's Network Terremark's Network

Customer Value Proposition Carrier Neutrality Massive Connectivity = "Zero-Mile" Access Ideal "Web/IP Services" Distribution Platform "One-stop" Integrated Technology Solutions Industry Leading Service Level Agreements (SLAs) Global Strategic Locations Cleared Personnel (Federal) SCIF Certified (Federal)

"Zero-Mile" Connectivity Model Intra-Facility Cross- Connects Replace Long Haul and Local Transport Cost-Effective Deployment Speed Creates a Virtual "Community" Where Services can be Exchanged New Customers and Services Become Linked Instantly to this Community Community Community Community Community Community Community Community Community Community Community Community Community Community Community Carrier 2 Carrier 1 Carrier 3 Carrier 4 Carrier 5

Managed Services Delivery Platform

Competitive Differentiators

Over 150 customers including 80+ network service providers Carriers Service Providers Government Enterprises Customer Segments Customer Segments Customer Segments Customer Segments Representative Customers Representative Customers

Revenue Generation Space and Power Connectivity and Exchange Services Managed Services Professional Services Managed Bandwidth NOC Outsourcing Element Monitoring Managed Router Managed Storage NOC Operations Group Network Design and Implementation Peering and Transit Exchange Platform SCIF Certified Space (U.S. Military Standards) Conditioned Power and Cooling with 100% SLAs 20% 80%

Revenue/Customer Growth Revenue/Customer Growth

FY 2005 Guidance FY 2005 Guidance

Current Capitalization Current Capitalization

Fully Diluted Analysis Fully Diluted Analysis

Management Highly experienced management team Manuel D. Medina, Chairman and CEO - Founder Jose A. Segrera, Chief Financial Officer - KPMG / AT&T Jamie Dos Santos, Chief Marketing Officer - Bellsouth / Telcordia Marvin Wheeler, Chief Operations Officer - Bellsouth Board of Directors (Selected) Joseph R. Wright, Jr. - CEO of PanAmSat Corporation, Former Director of FOMB Arthur L. Money - Former Assistant Secretary of Defense for C3I, Dept. of Defense CIO Guillermo Amore - GTE Corporation, IUSACELL Antonio S. Fernandez - Oppenheimer & Co., EDS Jose Maria Figueres-Olsen - Ex-President of Costa Rica, Digital Nations Consortium

Highlights Business model at inflection point Clear visibility supported by commercial and federal contracts Multi-Tiered Growth Strategy Geographic Industry Verticals (Public Sector, Healthcare, Financial, etc.) Services (Organic / Partnerships) Sustainable high margins and significant cash flows High operating leverage Significant CapEx completed Model upside from services not space

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